UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

DXC TECHNOLOGY COMPANY

(Exact name of registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20408 Bashan Drive, Suite 231

Ashburn, Virginia 20147

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (703) 972-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed by DXC Technology Company (the “Company” or “DXC”) on December 20, 2023 (the “Original Filing”) to disclose certain compensation arrangements for Raul J. Fernandez in connection with his appointment as Interim President and Chief Executive Officer of the Company. At the time of the Original Filing, such compensation arrangements had not been determined. Except as set forth below, the Original Filing is not being amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2023, the Board of Directors (the “Board”) of the Company approved the terms of Mr. Fernandez’s compensation for his service as Interim President and Chief Executive Officer of the Company. Pursuant to the terms of an offer letter entered into by the Company and Mr. Fernandez as of December 22, 2023, during the term of his service as Interim President and Chief Executive Officer, Mr. Fernandez will receive (i) base salary at a rate of $115,000 per month, and (ii) a monthly grant, granted on the last day of each calendar month, of a number of restricted stock units determined by dividing $1,470,833 by the fair market value of the Company’s common stock on the date of grant. The base salary payment and restricted stock unit grant will each be prorated for partial months of service. Mr. Fernandez will also be paid a cash retention bonus of $1,000,000, payable in a lump sum on the first payroll date on which he receives a payment of his base salary, which will be subject to repayment if he resigns prior to the date a successor President and Chief Executive Officer commences employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated: December 22, 2023	By:	/s/ Zafar A. Hasan
	Name:	Zafar A. Hasan
	Title:	Senior Vice President, Deputy General Counsel and Board Secretary